[DESCRIPTION] EXHIBIT A-7


                                    MODIFIED

                                  Form U-13-60

                                  ANNUAL REPORT

                                 For The Period
             Beginning January 1, 1996 and Ending December 31, 1996

                                     To The

                     U.S. SECURITIES AND EXCHANGE COMMISSION

                                       Of

                              SOUTHERN ENERGY, INC.
                        (Exact Name of Reporting Company)

                              A Subsidiary Company

            Date of Incorporation July 29, 1981. If not incorporated
                       Date of Organization______________

         State or Sovereign Power under which Incorporated or Organized
                                State of Delaware

          Location of Principal Executive Offices of Reporting Company
                         900 Ashwood Parkway, Suite 500
                                Atlanta, GA 30338

                  Report filed pursuant to File Number 70-6599


                     Name, title, and address of officer to
              whom correspondence concerning this report should be addressed:

 James A. Ward    V. President & Controller     900 Ashwood Parkway, Suite 500

         (Name)            (Title)                            (Address)

Name of Principal Holding Company under which Reporting Company is
Organized:
                              THE SOUTHERN COMPANY


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                                                                           1


                INSTRUCTIONS FOR THE USE OF MODIFIED FORM U-13-60

1. Time of Filing - - Annual Report essentially in the form of U-13-60 shall be filed appended to Form U5S, Annual Report of the Parent and Associate Companies
Pursuant to the Public Utility Holding Company Act of 1935. Form U5S is required to be filed by May 1.

2. Number of Copies - - Each annual report shall be filed in duplicate. The company should prepare and retain at least one extra copy for itself in case correspondence with reference to the report becomes necessary.

3. Definitions - - Definitions contained in Instruction 01-8 to the Uniform
System of Accounts for Mutual Service Companies and Subsidiary Service
Companies, Public Utility Holding Company Act of 1935, as amended February 2,
1979 shall be applicable to words or terms used specifically within the modified
Form U-13-60.

4. Organization Chart - - The company shall submit with each annual report a copy of its current organization chart.



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_____________________________________________________________________________________________________

                  LISTING OF SCHEDULES AND ANALYSIS OF ACCOUNTS
_____________________________________________________________________________________________________
                  Description of Schedules and Accounts                       Schedule or        Page
                                                                             Account Number     Number
_____________________________________________________________________________________________________

COMPARATIVE BALANCE SHEET                                                     Schedule I         3-4

     COMPANY PROPERTY                                                         Schedule II          5

     ACCUMULATED PROVISIONS FOR DEPRECIATION AND AMORTIZATION OF COMPANY
     PROPERTY                                                                 Schedule III         6

     INVESTMENTS                                                              Schedule IV          7

     ACCOUNTS RECEIVABLE FROM ASSOCIATE COMPANIES                             Schedule V           8

     MISCELLANEOUS DEFERRED DEBITS                                            Schedule IX          9

     PROPRIETARY  CAPITAL                                                     Schedule XI          10

     LONG TERM DEBT                                                           Schedule XII         11

     CURRENT AND ACCRUED LIABILITIES                                          Schedule XIII        12

     NOTES TO FINANCIAL STATEMENTS                                            Schedule XIV         13

COMPARATIVE INCOME STATEMENT                                                  Schedule XV          14

     ANALYSIS OF BILLING-ASSOCIATE COMPANIES                                  Account 457          15

     ANALYSIS OF BILLING-NONASSOCIATE COMPANIES                               Account 458          16

     SCHEDULE OF EXPENSE BY DEPARTMENT OR FUNCTION                            Schedule XVII       17-18

     DEPARTMENTAL ANALYSIS OF SALARIES                                        Account 920          19

     DISPOSITION OF INTELLECTUAL PROPERTY                                     Account 928          20

     MISCELLANEOUS GENERAL EXPENSES                                           Account 930.2        21

     TAXES OTHER THAN INCOME TAXES                                            Account 408          22

     DONATIONS                                                                Account 426.1        23

     OTHER DEDUCTIONS                                                         Account 426.5        24

     NOTES TO STATEMENT OF INCOME                                             Schedule XVIII       25

     OUTSIDE SERVICES EMPLOYED                                                Schedule XIX         26

     ORGANIZATION CHART                                                                          27-28

_____________________________________________________________________________________________________
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                                                                                                   3
                                                ANNUAL REPORT OF SOUTHERN ENERGY, INC.
_____________________________________________________________________________________________________
                                                SCHEDULE 1 - COMPARATIVE BALANCE SHEET

Give balance sheet of the Company as of December 31 of the current and prior year.  (Note: Amounts are in thousands of dollars)
_____________________________________________________________________________________________________

   ACCOUNT                          ASSETS AND OTHER DEBITS                        AS OF DECEMBER 31
_____________________________________________________________________________________________________

                                                                                   CURRENT         PRIOR
                                                                                 -----------     ---------
                COMPANY PROPERTY
101             Company Property                 (Schedule II)                         8,742         8,815
107             Construction work in progress    (Schedule II)                             -             -

                                                                                 -----------     ----------
                                        Total Property                                 8,742         8,815
                                                                                 -----------     ----------

108             Less accumulated provision for depreciation and amortization
                of company property              (Schedule III)                       (4,465)       (4,572)
                                                                                 -----------     ----------

                                     Net Company Property                              4,277         4,243
                                                                                 -----------     ----------

                INVESTMENTS
123             Investments in associate companies                                         -             -
124             Other Investments                (Schedule IV)                           626           665

                                                                                 -----------     ----------
                                       Total Investments                                 626           665
                                                                                 -----------     ----------

                CURRENT AND ACCRUED ASSETS

131             Cash                                                                   7,558        21,798
134             Special deposits                                                         594         1,144
135             Working funds                                                            108            35
136             Temporary cash investments       (Schedule IV)                             -             -
141             Notes Receivable                                                          75            35
143             Accounts Receivable                                                   14,255         8,288
144             Accumulated provision for uncollectable accounts                        (288)         (283)
146             Accounts receivable from associate companies (Schedule V)             27,837        26,122
152             Fuel stock expenses undistributed                                          -             -
154             Materials and supplies                                                     -             -
163             Stores expenses undistributed                                              -             -
165             Prepayments                                                              235           328
174             Miscellaneous current and accrued assets                               6,773         2,319

                                                                                 -----------     ----------
                               Total Current and Accrued Assets                       57,147        59,786
                                                                                 -----------     ----------

                DEFERRED DEBITS

181             Unamortized debt expense                                                   -             -
184             Clearing accounts                                                          -             -
186             Miscellaneous deferred debits    (Schedule IX)                          (143)          109
188             Research, development, or demonstration expenditures                       -             -
190             Accumulated deferred income taxes                                     26,930        14,055

                                                                                 -----------     ---------
                                     Total Deferred Debits                            26,787        14,164
                                                                                 -----------     ----------

                                                                                 -----------     ----------
                                 TOTAL ASSETS AND OTHER DEBITS                        88,837        78,858
___________________________________________________________________________________________________________
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                                                                                                     4

                     ANNUAL REPORT OF SOUTHERN ENERGY, INC.

____________________________________________________________________________________________________________
                     SCHEDULE I - COMPARATIVE BALANCE SHEET

____________________________________________________________________________________________________________
     ACCOUNT                LIABILITIES AND PROPRIETARY CAPITAL                   AS OF DECEMBER 31
____________________________________________________________________________________________________________
                                                                               CURRENT            PRIOR
                                                                            _______________     ____________
                   PROPRIETARY CAPITAL
                   ------------------
201                Common stock issued                  (Schedule XI)               100               100
211                Miscellaneous paid-in capital        (Schedule XI)           130,799           101,932
215                Appropriated retained earnings       (Schedule XI)                 -                 -
216                Unappropriated retained earnings     (Schedule XI)          (128,478)         (101,919)
                                                                            ---------------     -------------
                                 Total Proprietary Capital                        2,421               113
                                                                            ---------------     -------------

                   LONG TERM DEBT
                   --------------
223                Advances from associate companies    (Schedule XII)                -                 -
224                Other long-term debt                 (Schedule XII)                -                 -
225                Unamortized premium on long-term debt                              -                 -
226                Unamortized discount on long-term debt-debit                       -                 -
                                                                            --------------     --------------
                                   Total long-term debt                               -                 -
                                                                            --------------     --------------

                   CURRENT AND ACCRUED LIABILITIES
                   -------------------------------
231                Notes Payable                                                      -                 -
232                Accounts payable                                               9,029            13,387
233                Notes payable to associate companies  (Schedule XIII)
                                                                                      -                 -
234                Accounts payable to associate companies
                   (Schedule XIII)                                               22,519             6,811
236                Taxes accrued                                                    156               190
237                Interest accrued                                                   -                 -
238                Dividends declared                                                 -                 -
241                Tax collections payable                                            7                 4
242                Miscellaneous current and accrued liabilities
                    (Schedule XIII)                                              54,201            56,962
                                                                            --------------     --------------
                           Total current and accrued liabilities                 85,912            77,354
                                                                            --------------     --------------

                   DEFERRED CREDITS
                   ----------------
253                Other deferred credits                                           504             1,391
255                Accumulated deferred investment tax credits                        -                 -
                                                                            --------------     --------------
                                  Total Deferred Credits                            504             1,391
                                                                            --------------     --------------

282                ACCUMULATED DEFERRED INCOME TAXES                                  -                 -
                   ---------------------------------

                                                                            --------------     --------------
                   TOTAL LIABILITIES AND PROPRIETARY CAPITAL
                                                                                 88,837            78,858
_____________________________________________________________________________________________________________
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                                                                                                                            5

                                           ANNUAL REPORT OF SOUTHERN ENERGY , INC.
                                            For the Year Ended December 31, 1996

 ______________________________________________________________________________________________________________________________
                                                  SCHEDULE II - COMPANY PROPERTY

 ______________________________________________________________________________________________________________________________
                                                       START OF YEAR                   RETIRED OR      OTHER      END OF YEAR
                    DESCRIPTION                           BALANCE          ADDITION       SOLD        CHANGES     BALANCE
 ______________________________________________________________________________________________________________________________
                  COMPANY PROPERTY
 Account
 301     ORGANIZATION                                           9                   -             -           (2)            7

 303     MISCELLANEOUS INTANGIBLE PLANT                     1,568                   -           773            -           795

 304     LAND AND LAND RIGHTS                                   -                   -             -            -             -

 305     STRUCTURES AND IMPROVEMENTS                            -                   -             -            -             -

 306     LEASEHOLD IMPROVEMENTS     1/                        858                  51             -            -           909

 307     EQUIPMENT            1/ , 2/                       4,391               1,859           661         (610)        4,979

 308     OFFICE FURNITURE AND EQUIPMENT                     1,840                 227             -         (151)        1,916
         1/

 309     AUTOMOBILES, OTHER VEHICLES AND RELATED
         GARAGE EQUIPMENT                                     149                  26            39            -           136

 310     AIRCRAFT AND AIRPORT EQUIPMENT                         -                   -             -            -             -

 311     OTHER COMPANY PROPERTY     3/                          -                   -             -            -             -

                                                       ________________________________________________________________________
                  SUB-TOTAL                                 8,815               2,163         1,473         (763)        8,742
                                                       ________________________________________________________________________
 107     CONSTRUCTION WORK IN PROGRESS       4/                 -                   -             -            -             -
                                                                                                                .
                                                       ________________________________________________________________________
             TOTAL                                           8,815               2,163         1,473         (763)        8,742
                                                       ________________________________________________________________________


1/       PROVIDE AN EXPLANATION OF THOSE CHANGES CONSIDERED MATERIAL:
         Purchase of computer hardware:                         $ 1,118
         Purchase of File Servers (SETMI)                           579
         Purchase of Software Licenses:                             161
         Purchase of office furniture:                              227
         Retirement of  computer equipment and software:          1,434
         Transfer to Southern Energy Trading & Marketing            761         (Equipment $610 & Furniture $151)

2/     SUBACCOUNTS ARE REQUIRED FOR EACH CLASS OF EQUIPMENT OWNED.  THE COMPANY SHALL PROVIDE A LISTING BY SUBACCOUNT OF
       EQUIPMENT ADDITIONS  DURING THE YEAR AND THE BALANCE AT THE CLOSE OF THE YEAR:

_______________________________________________________________________________________________________________________________
SUBACCOUNT DESCRIPTION                    ADDITIONS       BALANCE AT CLOSE OF YEAR
_______________________________________________________________________________________________________________________________
Computer Software                                 -                 795
Computer Hardware                             1,858               4,979
_______________________________________________________________________________________________________________________________
3/       DESCRIBE OTHER COMPANY PROPERTY:
         Not Applicable

4/       DESCRIBE CONSTRUCTION WORK IN PROGRESS:
         Not Applicable

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                                                                                                                             6

                     ANNUAL REPORT OF SOUTHERN ENERGY , INC.
                      For the Year Ended December 31, 1996



                   ACCUMULATED PROVISION FOR DEPRECIATION AND
                        AMORTIZATION OF COMPANY PROPERTY
__________________________________________________________________________________________________________________________________
                                                                   CHARGED                           OTHER
                                                                     TO                              CHANGES
                                                     START OF       ACCOUNT                         ADD (DEDUCT)    END OF YEAR
                                                       YEAR         403 /2        RETIREMENTS                        BALANCE
                   DESCRIPTION                       BALANCE
__________________________________________________________________________________________________________________________________
                COMPANY PROPERTY
Account
301          ORGANIZATION                                   -              -             -                  -               -

303          MISCELLANEOUS INTANGIBLE PLANT
                                                        1,209            114           773                  -             550

304          LAND AND LAND RIGHTS                           -              -             -                  -               -

305          STRUCTURES AND IMPROVEMENTS
                                                            -              -             -                  -               -

306          LEASEHOLD IMPROVEMENTS                       235            161             -                  -             396

307          EQUIPMENT                                  2,534            778           661                110           2,761

308          OFFICE FURNITURE AND FIXTURES
                                                          498            154             -                 (2)            650

309          AUTOMOBILES, OTHER VEHICLES AND
             RELATED GARAGE EQUIPMENT

                                                           96             28            16                  -             108

310          AIRCRAFT AND AIRPORT EQUIPMENT
                                                            -              -             -                  -               -

311          OTHER COMPANY PROPERTY
                                                            -              -             -                  -               -

                                                     ---------     ----------    -----------         ----------       ----------
                            TOTAL                       4,572          1,235         1,450                108           4,465
__________________________________________________________________________________________________________________________________

1/       PROVIDE AN EXPLANATION OF THOSE CHANGES CONSIDERED MATERIAL:
         Retirement of  computer equipment and software:               $1,434

2/       Depreciation expense of $11, included on Schedule XV is related to Vienna and is charged to Southern Energy's depreciation expense but instead of accumulated depreciation, it is charged directly against the asset account balance.

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                                                                                                              7

                     ANNUAL REPORT OF SOUTHERN ENERGY, INC.
                      For the Year Ended December 31, 1996

_____________________________________________________________________________________________________
                                        SCHEDULE IV - INVESTMENTS
_____________________________________________________________________________________________________

_____________________________________________________________________________________________________
INSTRUCTIONS:   Complete the following schedule concerning investments.  Under account 124, "Other
                Investments", state each investment separately, with description, including the name of issuing company, number of shares or principal
                amount, etc.

_____________________________________________________________________________________________________


                                                        BALANCE AT
                                                      BEGINNING OF          BALANCE AT CLOSE
                     DESCRIPTION                           YEAR                  OF YEAR

_______________________________________________________________________________________________________
ACCOUNT 124   -   OTHER INVESTMENT

Investment in Mobile Energy Services Co. , LLC           665                       626


















                                                      --------------------        --------------------
                                         TOTAL           665                       626
______________________________________________________________________________________________________
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                                                                                                               8

                     ANNUAL REPORT OF SOUTHERN ENERGY, INC.
                      For the Year Ended December 31, 1996

____________________________________________________________________________________________________________________
                                     SCHEDULE V - ACCOUNTS RECEIVABLE FROM ASSOCIATE COMPANIES

____________________________________________________________________________________________________________________


____________________________________________________________________________________________________________________
INSTRUCTIONS:  Complete the following schedule listing accounts receivable from each associate company. Where the company has provided accommodation or convenience payments for associate companies, a separate listing of total payments for each associate by subaccount should be provided.
______________________________________________________________________________________________________________________

                                                         BALANCE AT
                                                        BEGINNING OF                        BALANCE AT
                     DESCRIPTION                            YEAR                           CLOSE OF YEAR
______________________________________________________________________________________________________________________

ACCOUNT 146 - ACCOUNTS RECEIVABLE FROM
ASSOCIATE COMPANIES:
      Joint Venture                                               -                                    -
      Alabama Power  Co.                                          3                                   99
      Georgia Power Co.                                           -                                    1
      Southern Company Services                                 611                                  516
      The Southern Co.                                        8,000                                    -
      Southern Energy North America, Inc.                         -                                   26
      SEI Birchwood, Inc.                                         -                                  338
      SEI Holdings, Inc.                                         38                                   14
      Associadios                                                10                                   17
      Southern Energy-Newco2, Inc.                              113                                  555
      Electricidad                                               10                                   15
      Hidroelectric Alicura, S.A.                                 -                                  216
      Mobile Energy Services Company (MESCO)                  6,007                                  419
      Mobile Energy Services Holding (MESH)                      21                                  522
      Southern Energy Trading and Marketing, Inc.               591                                4,076
      Edelnor                                                 1,566                                1,518
      SEI Chile S.A.                                             60                                    -
      Southern Electric International Trinidad, Inc.            660                                  338
      Birchwood Power Partners                                1,344                               11,455
      SEI Hawaii Cogenerators                                    49                                  818
      Southern Electric, Inc.                                     3                                    3
      Southern Electric Holdings X                                8                                    -
      Southern Electric Holdings VIII                            29                                    -
      Electrica SEI Chile Limitada                              498                                  503
      Inversiones SEI Chile Limitada                            306                                  310
      Southern Investments Holding UK                           124                                    -
      Southern Investments UK plc                                10                                1,843
      South Western Electricity plc                             506                                  361
      Southern Electric Bahamas Holding, Ltd.                 1,265                                  481
      Beteiligungs GmbH                                         141                                  595
      Southern Electric Europe, Inc.                          4,149                                  795
      SEI Europe, Limited                                         -                                1,682
      Greenhost, Inc.                                             -                                  220
      Southern Electric Bahamas Limited                           -                                  101

                                                         -------------       -----------------------------------------
                                                TOTAL        26,122                               27,837
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________
ANALYSIS OF CONVENIENCE OR ACCOMMODATION PAYMENTS:                                        TOTAL PAYMENTS
                                                                                  ------------------------------------
Not Applicable                                                                                         -

                                                                                  ------------------------------------

                                                       TOTAL PAYMENTS                                  -
______________________________________________________________________________________________________________________
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                                                                                                9


                     ANNUAL REPORT OF SOUTHERN ENERGY , INC.
                      For the year Ended December 31, 1996

___________________________________________________________________________________________________
                               SCHEDULE IX - MISCELLANEOUS DEFERRED DEBITS

___________________________________________________________________________________________________

___________________________________________________________________________________________________
INSTRUCTION:   Provide detail of items in this account. Items less than $10,000 may be grouped by class showing the number of items in each class.

___________________________________________________________________________________________________

                                                        BALANCE AT
                                                       BEGINNING OF
                     DESCRIPTION                          YEAR                   BALANCE AT
                                                                               CLOSE OF YEAR
___________________________________________________________________________________________________
ACCOUNT 186 - MISCELLANEOUS DEFERRED DEBITS 1\
                                                            109                      (143)






































                                                      -------------------       -------------------
                                               TOTAL        109                      (143)
___________________________________________________________________________________________________

1\       Miscellaneous Deferred Debits:  $ (143) for Income Tax Advances, "VAT" credit, &
         Withholdings (Operadora).

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                                                                                                                           10

                     ANNUAL REPORT OF SOUTHERN ENERGY, INC.
                      For the Year Ended December 31, 1996

_______________________________________________________________________________________________________________________________
                                  SCHEDULE XI

                               PROPRIETARY CAPITAL
_______________________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________________
                                                      NUMBER OF
                                                      SHARES      PAR OR STATED
      ACCOUNT NUMBER         CLASS OF STOCK         AUTHORIZED    VALUE PER SHARE           OUTSTANDING CLOSE OF PERIOD
                                                                                     NO. OF SHARES              TOTAL AMOUNT

           201            COMMON STOCK ISSUED            1,000             $100         1,000                        100
_______________________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________________
INSTRUCTIONS:  Classify amounts in each account with brief explanation, disclosing the general nature of transactions which give rise to the reported amounts.
_______________________________________________________________________________________________________________________________
                            D  E  S  C  R  I  P  T  I  O N                                                       AMOUNT
_______________________________________________________________________________________________________________________________

 ACCOUNT  211        MISC. PAID IN CAPITAL                                                                       130,799
 ACCOUNT  215        APPROPRIATED RETAINED EARNINGS
                                                                                     TOTAL                       129,899
_______________________________________________________________________________________________________________________________


                                                          BALANCE AT
                                                         BEGINNING OF
                                                            YEAR          NET INCOME OR                      BALANCE AT CLOSE OF
                      D E S C R I P T I O N                                (LOSS) 1/      DIVIDENDS PAID         YEAR
_______________________________________________________________________________________________________________________________
ACCOUNT   216   UNAPPROPRIATED RETAINED EARNINGS            (101,919)          (26,559)              -           (128,478)



                                                             __________________________________________________________________
                                              TOTAL          (101,919)          (26,559)             -           (128,478)
_______________________________________________________________________________________________________________________________

1/    The actual net income from operations was ($26,562).  Also, a currency translation adjustment of $3 was reflected in the Net
      Income / (Loss), which is not income but a contra equity account.

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                                                                                                                             11

                     ANNUAL REPORT OF SOUTHERN ENERGY, INC.
                      For the Year Ended December 31, 1996

__________________________________________________________________________________________________________________________________
                                  SCHEDULE XII
                                 LONG-TERM DEBT
__________________________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________________________
INSTRUCTIONS:   Advances from parent and associate companies should be reported separately for advances on notes, and advances on open accounts. Names of associate companies from which advances were received shall be shown under the class and series of obligation column. For Account 224 - Other Long Term Debt provide the name of creditor company or organization, terms of the obligation, date of maturity, interest rate, and the amount authorized and outstanding.
__________________________________________________________________________________________________________________________________

N  A  M  E   O  F   C  R  E  D  I T  O  R
                                                                                                                            BALANCE
                                           TERMS OF OBLIG                                BALANCE AT                           AT
                                           CLASS & SERIES  DATE OF   INTEREST   AMOUNT     BEGINNING             (1)       CLOSE OF
                                           OF OBLIGATION   MATURITY   RATE    AUTHORIZED  OF YEAR   ADDITIONS  DEDUCTIONS    YEAR
___________________________________________________________________________________________________________________________________

ACCOUNT 223    - ADVANCES FROM PARENT
                AND ASSOCIATE COMPANIES:                                                       -          -           -          -



ACCOUNT 224    - OTHER LONG -TERM  DEBT:

               Not Applicable




                                         __________________________________________________________________________________________
                       TOTAL                                                                   -          -            -          -
___________________________________________________________________________________________________________________________________

(1) GIVE AN EXPLANATION OF DEDUCTIONS:

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                                                                            12

                     ANNUAL REPORT OF SOUTHERN ENERGY, INC.
                      For the Year Ended December 31, 1996

______________________________________________________________________________________________________________
                               SCHEDULE XIII - CURRENT AND ACCRUED LIABILITIES

______________________________________________________________________________________________________________

______________________________________________________________________________________________________________
INSTRUCTIONS:     Provide  balance  of  notes  and  accounts  payable  to each  associate  company.  Give description and amount of  miscellaneous  current and accrued  liabilities.  Items less than $10,000 may be grouped, showing the number of items in each group.
______________________________________________________________________________________________________________

                                                                      BALANCE AT        BALANCE AT CLOSE OF
                                                                  BEGINNING OF YEAR            YEAR
            D E S C R I P T I O N
______________________________________________________________________________________________________________
ACCOUNT 233 - NOTES PAYABLE TO ASSOCIATE COMPANIES:

      THE SOUTHERN COMPANY                                                     -                   -

                                                                  ____________________________________________
                                                           TOTAL               -                   -
______________________________________________________________________________________________________________
ACCOUNT 234 - ACCOUNTS PAYABLE TO ASSOCIATE COMPANIES :

      Alabama Power Company                                                  436                   8
      Georgia Power Company                                                1,127                 689
      Southern Company Services                                              674                 675
      Mobile Energy Services, Inc.                                             -                   1
      SEI Europe, Limited                                                      -                 403
      Hidroelectric Alicura, S.A.                                            406                   -
      Birchwood Power Partners                                             3,291              20,372
      South Western Electricity plc                                           14                 337
      Mobile Energy Services Co., LLC                                        850                   -
      SEI Birchwood                                                            3                   -
      SEI Holdings, Inc.                                                       -                  34
      Southern Enterprises                                                    10                   -

                                                                  ____________________________________________
                                                           TOTAL           6,811              22,519
______________________________________________________________________________________________________________
ACCOUNT 242 - MISCELLANEOUS CURRENT AND ACCRUED LIABILITIES:
      Accrued Pensions                                                     3,904               4,566
      Employee Garnishments W/H                                                -                  (1)
      Employee Flex Care                                                      10                  11
      Accrued Post Retirement Medical                                      4,421               4,937
      Accrued Bonuses - Home Office                                        2,930               4,246
      Accrued Bonuses - Plant                                                138                 256
      Accrued Officers Incentives                                            677               1,653
      Accrued Incentive Payable                                              899                 699
      Employee Group Insurance Premiums Withheld                              13                  14
      Billing in Excess of Cost on Uncompleted Contracts                  40,982              34,443
1/
      Vacation Clearing Current/Prior Year                                 1,472               1,873
      Loss Provision - Macon Kraft                                         1,477               1,477
      ESP and ESOP                                                             -                   -
      MESCO Insurance / Union Dues                                            29                   -
      Miscellaneous                                                           10                  27

                                                                  ____________________________________________
                                                           TOTAL          56,962              54,201
______________________________________________________________________________________________________________

1/       Primarily represents billings relating to the Birchwood Construction project.

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                                                                                                         13

                     ANNUAL REPORT OF SOUTHERN ENERGY, INC.
                      For the Year Ended December 31, 1996

__________________________________________________________________________________________________________
                                              SCHEDULE XIV

                                      NOTES TO FINANCIAL STATEMENTS

__________________________________________________________________________________________________________


__________________________________________________________________________________________________________
INSTRUCTIONS:  The space below is provided for important notes regarding the financial statements or any accounts thereof. Furnish particulars as to any significant contingent assets or liabilities existing at the end of the year. Notes relating to financial statements shown elsewhere in this report may be indicated here by reference.
__________________________________________________________________________________________________________

An audit was not performed on Southern Energy, Inc. as of year ending December 31, 1996.  Therefore the notes to financial statements are not applicable for this filing.  For notes to financial statements on years other than the current year, please refer to filings
prior of December 31, 1996.
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                                                                                           14

                     ANNUAL REPORT OF SOUTHERN ENERGY, INC.
                      For the Year Ended December 31, 1996

______________________________________________________________________________________________________________
                                   SCHEDULE XV
                              STATEMENT OF INCOME

_____________________________________________________________________________________________________________

                                                                     CURRENT YEAR              PRIOR YEAR
     ACCOUNT          D   E   S   C   R   I   P   T   I O N
______________________________________________________________________________________________________________
                   INCOME
       457         Charges rendered to associate companies                       -                      -
       458         Services rendered to non-associate companies             70,339                181,218
       421         Miscellaneous income or loss                                710                    722

                                                                     __________________________________________
                                     Total Income                           71,049                181,940
                   EXPENSES
       920         Salaries and wages                                       19,921                 22,682
       921         Office supplies and expenses                              7,715                  6,612
       922         Administrative expense transferred - credit              (8,316)                (4,317)
       923         Outside services employed                                73,125                157,401
       924         Property insurance                                          317                    423
       925         Injuries and damages                                        205                    303
       926         Employee pensions and benefits                            8,262                  7,495
       928         Disposition of intellectual property                          -                      -
      930.1        General advertising expense                                 110                     37
      930.2        Miscellaneous general expenses                            1,204                    777
       931         Rents                                                     2,012                  2,048
       932         Maintenance of structures and equipment                   1,340                 13,459
       403         Depreciation and amortization expense                     1,246                  1,107
       408         Taxes other than income taxes                             4,086                  3,917
       409         Income taxes                                             (1,721)                (6,077)
       410         Provision for deferred income taxes                     (10,264)                (1,189)
       411         Provision for deferred income taxes - credit             (1,837)                (3,667)
      411.5        Investment tax credit                                         -                      -
                   Foreign taxes                                               112                    168
      426.1        Donations                                                    61                  1,008
      426.5        Other deductions                                              2                      4
       427         Interest on long-term debt                                   31                    249
       430         Interest on debt to associate companies                       -                      -
       431         Other interest expense                                        -                      -

                                                                     _________________________________________
                                    Total Expense                           97,611                202,440
                                                                     _________________________________________

                                 Net Income or (Loss)                      (26,562)               (20,500)
______________________________________________________________________________________________________________

INSTRUCTION:   Provide a schedule briefly describing types of intercompany transactions.

TRANSACTIONS WITH ASSOCIATE COMPANIES
SEI has agreements with Southern Company Services, Inc. and each of the system operating companies under which those companies provide the following services to SEI at cost: general engineering, design engineering, accounting and statistical, rates, budgeting, business promotion and public relations, systems and procedures, training, administrative, and financial services. In addition to these services, certain facilities of the system companies are made available to SEI and its customers.

The service company and operating companies provide technical direction and management of the services provided to
SEI and its customers. SEI reimburses the service company and operating companies at cost for these services.

                     ANNUAL REPORT OF SOUTHERN ENERGY, INC.
                      For the Year Ended December 31, 1996

__________________________________________________________________________
                                          ANALYSIS OF BILLINGS
                                  CHARGES FOR INTELLECTUAL PROPERTY TO
                                           ASSOCIATE COMPANIES
                                               ACCOUNT 457
--------------------------------------------------------------------------

--------------------------------------------------------------------------
--------------------------------------------------------------------------
                                                                  TOTAL
NAME OF ASSOCIATE COMPANY                                         AMOUNT
                                                                  BILLED
--------------------------------------------------------------------------

Not Applicable








































                                                        ______________________
                                               TOTAL                 -
_______________________________________________________________________________



                                                                                                                             16



                     ANNUAL REPORT OF SOUTHERN ENERGY, INC.
                      For the Year Ended December 31, 1996

_______________________________________________________________________________________________________________________________
                            ANALYSIS OF BILLING
                             NON-ASSOCIATE COMPANIES
                                 ACCOUNT 458
_______________________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________________
                     DESCRIPTION                       TOTAL COST        EXCESS OR DEFICIENCY           TOTAL AMOUNT BILLED
_______________________________________________________________________________________________________________________________
          Consulting & Engineering   1/                     5,127                     878                      6,005

          Information Systems                                   -                       -                          -

          Nuclear                                               -                       -                          -

          Franchises & Other                                    -                       -                          -

          Operations                                       11,425                   1,509                     12,934

          Project Management                                  243                    (243)                         -

          Construction                                     39,806                  10,106                     49,912

          Pooled Inventory Management (PEICO)                   -                       -                          -

          Good Cents                                            -                       -                          -
                                                        _______________________________________________________________________

                                            TOTAL          56,601                  12,250                     68,851
_______________________________________________________________________________________________________________________________

INSTRUCTION:   Provide a brief description of the sales and services rendered by category in accordance with your sales and service contracts and list the amounts applicable per category.
_______________________________________________________________________________________________________________________________

1/    Consulting & Engineering includes Revenues and Costs relative to the Virgin Islands Storm Restoration project as a result of Hurricane Marilyn.  The totals for 1996 are as follows:
                  Costs                         1,923
                  Excess / Efficiency             932
                                               ------
                  Amount Billed                 2,855


                                                                                                                             17




                     ANNUAL REPORT OF SOUTHERN ENERGY, INC.
                      For the Year Ended December 31, 1996

_______________________________________________________________________________________________________________________________
                                  SCHEDULE XVII
                        SCHEDULE OF EXPENSE DISTRIBUTION
                        BY DEPARTMENT OR SERVICE FUNCTION
_______________________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________________

D E S C R I P T I O N  OF  I T E M S                               D E P A R T M E N T  OR  S E R V I C E  F U N C T I O N


                                               TOTAL
                                               AMOUNT   OVERHEAD   SEI     Operadora        Asia      GmbH
_______________________________________________________________________________________________________________________________
  920   SALARIES AND WAGES                   19,921                19,883           -         38          -
  921   OFFICE SUPPLIES AND EXPENSES          7,715                 7,679           -         36          -
  922   ADMIN EXP TRANSFERRED - CREDIT       (8,316)               (8,316)          -          -          -
  923   OUTSIDE SERVICES EMPLOYED            73,125                72,851         266          8          -
  924   PROPERTY INSURANCE                      317                   317           -          -          -
  925   INJURIES AND DAMAGES                    205                   205           -          -          -
  926   EMPLOYEE PENSIONS AND BENEFITS        8,262                 8,262           -          -          -
  928   DISPOSITION OF INTELLECTUAL PROP.         -                     -           -          -          -
 930.1  GENERAL ADVERTISING EXPENSE             110                   110           -          -          -
 930.2  MISCELLANEOUS GENERAL EXPENSE         1,204                   472           -          2        730
  931   RENTS                                 2,012                 1,616           -        396          -
  932   MAINTENANCE OF STRUCTURES & EQUIP     1,340                 1,340           -          -          -
  403   DEPRECIATION & AMORTIZATION EXP       1,246                 1,206           -         40          -
  408   TAXES OTHER THAN INCOME TAX           4,086                 4,086           -          -          -
  409   INCOME TAXES                         (1,721)               (1,721)          -          -          -
  410   PROVISION FOR DEFERRED INCOME TAX   (10,264)              (10,264)          -          -          -
  411   PROV  DEFERRED INCOME TAX-CREDIT     (1,837)               (1,837)          -          -          -
        FOREIGN TAXES                           112                     -         112          -          -
 411.5  INVESTMENT TAX CREDIT                     -                     -           -          -          -
 426.1  DONATIONS                                61                    61           -          -          -
 426.5  OTHER DEDUCTIONS                          2                     2           -          -          -
  427   INTEREST ON LONG TERM DEBT               31                    31           -          -          -
  430   INTEREST ON DEBT TO ASSOCIATE CO.         -                     -           -          -          -
  431   OTHER INTEREST EXPENSE                    -                     -           -          -          -
_____________________________________________________________________________________________________________________________
INSTRUCTION: Indicate each department or
             service function.
(See instruction 01-3 Gen'l Structure of
 Acc'ting Structure System System: Uniform
 System Account.          TOTAL EXPENSES     97,611                95,983         378        520        730
_______________________________________________________________________________________________________________________________


                                                                                                      18

                     ANNUAL REPORT OF SOUTHERN ENERGY, INC.
                      For the Year Ended December 31, 1996

____________________________________________________________________________________________________________

                        SCHEDULES OF EXPENSE DISTRIBUTION
                            BY DEPARTMENT OR FUNCTION
____________________________________________________________________________________________________________

____________________________________________________________________________________________________________
 ACCOUNT NUMBER         D   E   P   A   R   T   M   E  N  T      O   R       F   U   N   C   T   I   O   N
____________________________________________________________________________________________________________
      922
      923
      924
      925
      926
      928
     930.1
     930.2
      931
      932
      403
      408
      409
      410
      411
     411.5
     426.1
     426.5
      427
      430
      431
___________________________________________________________________________________________________________


                     ANNUAL REPORT OF SOUTHERN ENERGY, INC.
                       For the Year Ended December 31,1996

______________________________________________________________________________
                                    DEPARTMENTAL ANALYSIS OF SALARIES

                                               ACCOUNT 920
______________________________________________________________________________


NAME OF DEPARTMENT OR SERVICE FUNCTION                 SALARY       NUMBER
                                                       EXPENSE     PERSONNEL
______________________________________________________________________________
Indicate each department or service function.      TOTAL AMOUNT    END OF YEAR
______________________________________________________________________________

                    SOUTHERN ENERGY, INC.                19,921         414






































                                                        ______________________
                                               TOTAL     19,921         414
______________________________________________________________________________



                                                                                           20

                     ANNUAL REPORT OF SOUTHERN ENERGY, INC.
                       For the Year Ended December 31,1996

_________________________________________________________________________________________________
                                  DISPOSITION OF INTELLECTUAL PROPERTY

                                               ACCOUNT 928
_________________________________________________________________________________________________

_________________________________________________________________________________________________
INSTRUCTIONS:     Provide a listing of the amount included in Account 928, "Disposition of
                  Intellectual Property", classifying such expenses by associate company receiving compensation for Disposition of Intellectual Property.
_________________________________________________________________________________________________
                   A S S O C I A T E   C O M P A N Y                                   AMOUNT

_________________________________________________________________________________________________

         Not Applicable



































                                                                       __________________________
                                                 TOTAL                               -
_________________________________________________________________________________________________


                     ANNUAL REPORT OF SOUTHERN ENERGY, INC.
                       For the Year Ended December 31,1996

______________________________________________________________________________

                         MISCELLANEOUS GENERAL EXPENSES

                                  ACCOUNT 930.2
______________________________________________________________________________

______________________________________________________________________________
INSTRUCTIONS:  Provide a listing of the amount in Account 930.2, "Miscellaneous
               General Expenses", classifying such expenses according to their nature. Payments and expenses permitted by Section 321 (b) (2) of the Federal Election Campaign Act, as amended by Public Law 94-283 in 1976 (2 U.S.C.S. 441 (b) (2) shall be separately classified.
______________________________________________________________________________
                            D E S C R I P T I O N                    AMOUNT
______________________________________________________________________________

           Dues and Memberships                                         51

           Miscellaneous General Expense                             1,051

           Bad Debt Expense                                            102






























                                                            __________________
                                                TOTAL                1,204
______________________________________________________________________________

                     ANNUAL REPORT OF SOUTHERN ENERGY, INC.
                       For the Year Ended December 31,1996

______________________________________________________________________________
                          TAXES OTHER THAN INCOME TAXES

                                   ACCOUNT 408
______________________________________________________________________________


______________________________________________________________________________
INSTRUCTIONS:  Provide an analysis of Account 408, "Taxes Other Than
               Income Taxes". Separate the analysis into two groups: (1) other than U.S. Government taxes, and (2) U.S. Government taxes. Specify each of the various kinds of taxes and show the amounts thereof. Provide a subtotal for each class of tax.
______________________________________________________________________________
          K  I  N  D    O F   T  A  X                                   AMOUNT
______________________________________________________________________________

Other than U.S. Government:
      State Unemployment                                                    99
      Real Estate and Personal Property                                     62
      Other State and Local Taxes and Licenses                             417
      Sales Tax                                                            145
      Argentina Withholding Tax expense                                      -
      Chile Withholding Tax expense                                      1,252
      Mexico Expatriate Social Security Tax - Employer                       -
      Australia Expatriate Income tax - Employer                             -
      Puerto Rico Income Tax - Employee Differential                         -
      Austria Income Tax - Employee Differential                            86
      Use Tax                                                                -
      Expatriate Taxes                                                     349
                                                              ________________
                                                  Subtotal               2,410
                                                              ________________

U. S. Government:
      FICA - Employers Portion                                           1,644
      FUTA                                                                  32

                                                              ________________
                                                  Subtotal               1,676
                                                              ________________











                                                              ________________
                                                     TOTAL               4,086
______________________________________________________________________________




                                                                                           23

                     ANNUAL REPORT OF SOUTHERN ENERGY, INC.
                       For the Year Ended December 31,1996

________________________________________________________________________________________________
                                    DONATIONS

                                  ACCOUNT 426.1
________________________________________________________________________________________________


________________________________________________________________________________________________
INSTRUCTIONS:   Provide a listing of the amount included in Account 426.1
                "Donations", classifying such expenses by its purpose. The aggregate number and amount of all items less than $3,000 may be shown in lieu  of details.
________________________________________________________________________________________________

    NAME OF RECIPIENT                 PURPOSE OF DONATION                            AMOUNT
________________________________________________________________________________________________

26 Items (Less than $3,000 each)       Employer Gift Matching Contributions              1
Howard University College of Medicine  For University Chairman                          10
Vision, Inc.                           Canarias Naturalez Calida Project                30
Freeport Power Company Limited         Carilec Hurricane Fund                            7
Alexander-Tharpe Fund                  Olympic Facility Campaign Pledge                  7
Carter Center                          Corporate Partner in Jimmy Carter Winter          6
                                       Weekend





























                                                                                ________________
                                                                          TOTAL         61
________________________________________________________________________________________________


                                                                                           24

                     ANNUAL REPORT OF SOUTHERN ENERGY, INC.
                       For the Year Ended December 31,1996

__________________________________________________________________________________________________
                                OTHER DEDUCTIONS

                                  ACCOUNT 426.5
__________________________________________________________________________________________________

__________________________________________________________________________________________________

__________________________________________________________________________________________________
INSTRUCTIONS:     Provide a listing of the amount included in Account 426.5 "Other Deductions", classifying such expenses according to their nature.
__________________________________________________________________________________________________
                                                                                  AMOUNT
     D  E  S  C  R  I  P  T  I  O  N           NAME OF PAYEE                      BILLED
__________________________________________________________________________________________________


State & Local - Penalties /Fines        Puerto Rico Department of Treasury            2
Federal - Penalties / Fines                                                           -

































                                                                               ___________________
                                                                 TOTAL                2
__________________________________________________________________________________________________

                     ANNUAL REPORT OF SOUTHERN ENERGY, INC.
                       For the Year Ended December 31,1996

_______________________________________________________________________________
                                 SCHEDULE XVIII

                          NOTES TO STATEMENT OF INCOME
_______________________________________________________________________________
_______________________________________________________________________________
INSTRUCTIONS:  The space below is provided for important notes regarding the statement of income or any account thereof. Furnish particulars as to any significant increase in services rendered or expenses incurred during the year. Notes relating to financial statements shown elsewhere in this report may be indicated here by reference.
_______________________________________________________________________________

         NOT APPLICABLE




































_______________________________________________________________________________

                     ANNUAL REPORT OF SOUTHERN ENERGY, INC.
                       For the Year Ended December 31,1996

_______________________________________________________________________________
                                  SCHEDULE XIX

                          OUTSIDE SERVICES EMPLOYED 923
_______________________________________________________________________________

_______________________________________________________________________________
INSTRUCTIONS:   Provided below is a break down of outside services employed.

_______________________________________________________________________________

                                                      1996             1995
                                                      ----             ----

      Legal  Fees                                     8,377            6,231

      Accounting and Audit Fees                         152              582

      Alabama Power Company                             548            1,969

      Georgia Power Company                           2,932            3,334

      Gulf Power Company                                125              190

      Mississippi Power Company                         137              103

      Southern Company Services                       7,897            9,732

      Savannah Electric Company                         198              129

      Southern Development & Investment Group           190                -

      Other Outside Companies            1\          52,569          135,131

      Joint Venture SEI/Daniel                            -                -

                                                   ____________________________
                                        TOTAL        73,125           157,401

_______________________________________________________________________________

1\  Detail of Other Outside Companies for 1996 is as follows:

         Engineering                                    68
         Underwriter Fees                            5,727
         Computer consulting                            30
         Temporary office services                     404
         Consulting (non financial)                  9,491
         Construction subcontractors (Birchwood)    34,584
         Other plant operations                          4
         Financial consulting                          177
         Operadora expenses                            266
         Stateline equity contract buyout            1,638
         Asia expenses                                   8
         Other                                         172
                                                    ------
         TOTAL                                      52,569

                                                                           27

                     ANNUAL REPORT OF SOUTHERN ENERGY, INC.

                   ORGANIZATION CHART OF SOUTHERN ENERGY, INC.


Tom Boren/President and CEO
      S. Marce Fuller / Senior Vice President, North America Division
                Steve Gillis / Financial Director
                Randy Harrison / Director Project Development
                Joe Pokalsky / Vice President, Energy Trading & Marketing
                Roger Benefield/Business Unit Manager, Stateline
                Dick Koch / Business Unit Manager, Mobile
                Tom Dorsey / Business Unit Manager, Birchwood
                Tom Black / Director, Operations
      Raymond D. Hill / Senior Vice President Corporate Services Division and Chief Financial Officer
                Tommy Chisholm / Vice President and Corporate Secretary
                Vance Booker / Vice President, Administration
                J.R. Harris / Vice President, External Affairs
                Bill Maner, III / Vice President
                Karl Olsoni / Vice President and Treasurer
                James Ward / Vice President and Controller
     Richard Pershing / Senior Vice President, International Division
                David Gallaspy / Vice President, Business Development
                Kim Heinz / Manager, Market Evaluation
                Gale Klappa / President and CEO, South Western Electricity plc
                Tom Allen / Manager, Economic Development
                Chuck Whitney / President and CEO, SEI Europe, Inc.
                Bill Holden / Vice President, Operations & Development
                Bob Richwine / Chief Consultant
                Bob Sears / Project Director
                Dave Dunbar / Manager, Consulting Services
                Barney Rush / Vice President, SEI Europe, Inc.
                Ron Leggett / Vice President, International Operations



             ORGANIZATION CHART OF SEI OPERADORA DE ARGENTINA, S.A.


J. William Holden, III/ President of the Board
         Mariano F. Grondona/Secretary of the Board



                     ANNUAL REPORT OF SOUTHERN ENERGY, INC.
                      For the Year Ended December 31, 1996





                                SIGNATURE CLAUSE



         Pursuant to the requirements of the Public Utility Holding Company Act of 1935 and in accordance with release numbers 22132, and order number 70-6599, dated July 17, 1981, the undersigned company has duly caused this report to be signed on its behalf by the undersigned officer thereunto duly authorized.



                                     SOUTHERN ENERGY, INC.
                                     (Name of Reporting Company


                                     By:   /s/ James A. Ward
                                          (Signature of Signing Officer)

                                             James A. Ward, Controller
                                    (Printed Name and Title of Signing Officer)

Date:  April 28, 1997

                                    SIGNATURE


                The undersigned registered holding company has duly caused this annual report to be signed on its behalf by the undersigned thereunto duly authorized pursuant to the requirements of the Public Utility Holding Company Act of 1935.

                                            THE SOUTHERN COMPANY



         Date:  April 30, 1997              By    /s/   W. L. Westbrook
                                              -------------------------
                                                W. L. Westbrook
                                             Financial Vice President,
                                            Chief Financial Officer, and
                                                    Treasurer